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                                                                   EXHIBIT 10.10


                               SECURITY AGREEMENT

        This SECURITY AGREEMENT is entered into as of February 23, 1996, among Nextron, Inc., a California corporation with an address at 6830 Via Del Oro, Suite 240, San Jose, California 95119 (the "Debtor"), and Safeguard Scientifics (Delaware), Inc., a Delaware corporation with an address at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087 (the "Secured Party").

                                   BACKGROUND

        The Debtor has executed and delivered, and may in the future execute and deliver, to the Secured Party certain demand notes (collectively, the "Notes") representing funds borrowed by the Debtor from the Secured Party, which Notes are intended to be secured by the Collateral (as defined herein).

        The Debtor desires to grant to the Secured Party a security interest in the Collateral to secure the full payment and performance of the Debtor's obligations under the Notes and any other obligations Debtor may now or hereafter have to the Secured Party.

        NOW, THEREFORE, for and in consideration of all past, present and future advances made by the Secured Party to the Debtor pursuant to the Notes or otherwise and other good and valuable consideration, the receipt whereof is hereby acknowledged, the Debtor and the Secured Party, intending to be legally bound, hereby covenant and agree as follows:

        Section 1. Grant of Security Interest. (a) Debtor hereby grants, pledges, assigns and conveys to the Secured Party as security for payment of Debtor's obligations under the Notes, whether such Notes are currently outstanding or are to be issued in the future, or for any other obligations Debtor may now or hereafter have to the Secured Party a continuing security interest in and lien upon the Collateral (as defined herein), whether now owned or hereafter acquired. Debtor hereby specifically acknowledges that the security interest and liens created hereby are intended to secure all of Debtor's obligations to Secured Party, whether or not represented by Notes or whether now existing or hereafter incurred.

                (b) For the purposes of this Agreement, the term "Collateral" shall mean all Accounts, Chattel Paper, Contracts, Documents, Farm Products, Fixtures, General Intangibles, Goods and Instruments (as all such terms are defined under the Uniform Commercial Code of the jurisdiction specified in the final section hereof), whether now owned or hereafter acquired, and all products and proceeds therefrom.

        Section 2. Financing Statements. The Debtor shall join with the Secured Party in executing such financing statements and continuation statements (in form satisfactory to the Secured Party) under the Uniform Commercial Code as the Secured Party shall from time to time require.


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     Section 3. Representations and Warranties. Debtor represents and warrants to the Secured Party that:

          (a) This Agreement and each Note between Debtor and the Secured Party has been duly authorized, executed and delivered by it and constitutes its valid, binding and enforceable obligations;

          (b) The execution, delivery and performance by Debtor of this Agreement and each Note will not violate or contravene any applicable law or regulation, any provision of Debtor's Certificate of Incorporation, or any applicable decree, order or rule, and will not constitute a breach of any contract or other instrument to which it is a party or by which it or any of its assets is bound, or result in any lien or encumbrance being placed on or foreclosed on any of the Collateral;

          (c) Its chief executive office and the place where it will hereafter keep the Collateral is at the address set forth in the preamble hereto;

          (d) There is no litigation, arbitration or other proceedings currently pending or, to Debtor's knowledge, threatened against Debtor or the Collateral;

          (e) Debtor is the owner of the Collateral free and clear of all licenses, liens, encumbrances or security interests except the security interests created hereby and Debtor has full right, power and authority to grant the security interest granted hereby; and

          (f) No copyright or patent has been registered, issued or applied for under any state, federal or foreign copyright or patent laws for any materials or any part thereof constituting the Collateral.

     Section 4. Survival. All of the representations and warranties of the Debtor set forth in this Agreement shall survive until all obligations of Borrower to Secured Party are paid in full.

     Section 5. Affirmative Covenants. Debtor covenants that so long as any Note remains outstanding, it will:

          (a) keep the Collateral free of encumbrances or security interests except those in favor of the Secured Party;

          (b) notify the Secured Party prior to any change in the location of its place of business, or of the establishment of any new, or the discontinuance of any existing, place of business; and

          (c) indemnify and hold the Secured Party harmless from all debts, liabilities and obligations incurred by such Debtor in its business which may result in liability to a secured party including, without limitation, liability arising pursuant to the Internal Revenue Code.


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relating to withholding taxes and withheld social security payments and the penalty for failure to pay over withholding taxes and social security payments.

     Section 6. Negative Covenants. Debtor covenants that so long as any Note remains outstanding, such Debtor will not, without the prior written consent of the Secured Party:

            (a) permit any of the Collateral to be levied upon under any legal process;

            (b) permit the creation of any lien, security interest, charge, mortgage or other encumbrance on any of the Collateral; or

            (c) permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement.

     Section 7. Default; Remedies. (a) Each of the following is an event of default ("Event of Default") hereunder:

            (i)  Any event of default under any Note;

           (ii) If any representation or warranty made herein by Debtor is materially false or misleading;

          (iii) If Debtor is in material breach of any of its covenants or agreements made herein, and such breach remains uncured 15 days after written notice of such breach is given by the Secured Party to Debtor;

           (iv) If any suit or suits are commenced or pending or any judgment is obtained against Debtor for amounts, individually or in the aggregate, in excess of $100,000; or

            (v) The commencement of any process or proceeding to foreclose upon, levy upon or execute upon any of the Collateral.

            (b) Upon the occurrence of any Event of Default, the Secured Party may:

            (i) Immediately declare the Note to be due and payable in full, without notice, presentment, demand or further action of any kind; and

           (ii) Exercise all the rights of a secured party under the Uniform Commercial Code or under any other applicable law or agreement with respect to the Collateral, all of which rights shall, to the full extent permitted by law, be cumulative.

     Section 8. Notices. If notice of sale, disposition or other intended action by the Secured Party with respect to the Collateral is required by the Uniform Commercial Code or other applicable law, any notice thereof sent to the Debtor at least 10 days prior to such action, shall constitute reasonable notice to Debtor. Notices required or permitted under this Agreement


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shall be deemed to have been given (i) when delivered by hand or successful facsimile transmission, (ii) one business day after sent, charges paid by sender, by guaranteed overnight courier, or (iii) three business days after mailed, postage prepaid, by certified mail, return receipt requested;

     If to Debtor, to:             Nextron, Inc.
                                   6830 Via Del Oro
                                   Suite 240
                                   San Jose, California 95119

     If to Secured Party, to:      Safeguard Scientifics (Delaware), Inc.
                                   800 The Safeguard Building
                                   435 Devon Park Drive
                                   Wayne, Pennsylvania 19087

     Section 9. Assignment. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     Section 10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

     IN WITNESS WHEREOF, The Debtor and the Secured Party have each caused this Security Agreement to be executed, as of the day and year first-above written, by its authorized officers.

                                   SAFEGUARD SCIENTIFICS
                                     (DELAWARE), INC.

                                   By:
                                      -------------------------
                                   Name:
                                   Title:

                                   NEXTRON, INC.

                                   By: /s/ JEFF TABLAK
                                      -------------------------
                                   Name: Jeff Tablak
                                   Title: CEO


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                              STATE OF CALIFORNIA
    UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1 (REV. 1/1/91)

         IMPORTANT -- READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM


        This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform
        Commercial Code.
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
1. DEBTOR (LAST NAME FIRST -- IF AN INDIVIDUAL)                                           1A. SOCIAL SECURITY OR FEDERAL TAX NO.
   Nextron, Inc.                                                                              77-0392855
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1B. MAILING ADDRESS                                                             1C. CITY, STATE                   1D. ZIP CODE
    6830 Via Del Oro, Suite 240                                                     San Jose, CA                      95119
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2. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST -- IF AN INDIVIDUAL)                       2A. SOCIAL SECURITY OR FEDERAL TAX NO.

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2B. MAILING ADDRESS                                                             2C. CITY, STATE                   2D. ZIP CODE

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3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                                3A. FEDERAL TAX NUMBER

==================================================================================================================================
4. SECURED PARTY                                                                          4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND A.D.A. NO.
   NAME Safeguard Scientifics (Delaware), Inc.
   MAILING ADDRESS 800 The Safeguard Building, 435 Devon Park Drive                           51-0291171
   CITY Wayne           STATE PA                ZIP CODE 19087
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5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                     5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                              OR BANK TRANSIT AND A.D.A. NO.
   NAME
   MAILING ADDRESS
   CITY                 STATE                   ZIP CODE
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Secretary of State - California
6. This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH LOCATED
   AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

   All Accounts, Chattel Paper, Contracts, Documents, Farm Products, Fixtures, General Intangibles, Goods and Instruments (as such terms are defined under the applicable Uniform Commercial Code), whether now owned or hereafter acquired, and all products and proceeds therefrom.

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7. CHECK         [X]    7A. [X] PRODUCTS OF COLLATERAL    7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                ARE ALSO COVERED              INSTRUCTION ?(?) ITEM:
                                                              [ ] (1)   [ ] (2)   [ ] (3)   [ ] (4)
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8. CHECK         [X]        [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC ??? (?)(?)
   IF APPLICABLE
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SIGN HERE                                                                               C   10. (??? FOR USE OF FILING OFFICER
9.                                                              DATE:                   O       ??? FILE NUMBER
-> /s/ JEFFREY M. TABLAK                                        3-8-96                  D       ??? OFFICER)
SIGNATURE(S) OF DEBTOR(S)                                                               E
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   Jeffrey Tablak Chief Executive Officer                                               1
TYPE OR PRINT NAME(S) OF DEBTOR(S) Nextron, Inc.
--------------------------------------------------------------------------------------- 2
->
SIGNATURE(S) OF SECURED PARTY(IES)                                                      3
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                                                                                        4
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
======================================================================================= 5
11. RETURN COPY TO:
                                                                                        6
    NAME        [ Marilyn Adelman
                                                                                        7
    ADDRESS       800 The Safeguard Building
                                                                                        8
    CITY          435 Devon Park Drive
                                                                                        9
    STATE         Wayne, PA 19087                                              ]

(1) FILING OFFICER COPY
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